SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) April 25, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of March 31, 2002 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of March 31, 2002

ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of March 31, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of March 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: April 25, 2002           By:/s/ Douglas J. Goddard
                                       Douglas J. Goddard
                                       Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of March 31, 2002             4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of March 31, 2002                                5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of,for the 3 Months
                                 Ended March 31,             Ended March 31,
                                ---------------------    ----------------------
                                  2002       2001          2002         2001
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  248,068  $  215,196   $  227,636   $  198,208


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,164,070  $4,153,934   $4,164,070   $4,153,934

Loans Originated/Purchased:
  Single-Family Loans         $   72,363  $   91,539   $  159,319   $  287,641
  Multi-Family Loans              46,991      18,218      119,372       58,303
  Commercial Real Estate Loans    11,123       2,380       15,973        6,303
  Others                           1,821       4,227        4,866        8,160
                              $  132,298  $  116,364   $  299,530   $  360,407

Loans Sold                    $    7,136  $    6,903   $   18,184   $   10,721

Average Rate on Loans
  Originated/Purchased              6.43%       7.28%        6.39%        7.49%
Percentage of Portfolio in
  Adjustable Rate Loans            69.80%      89.04%       69.80%       89.04%
Non-performing Assets
  to Total Assets                   0.16%       0.27%        0.16%        0.27%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,467,000  $1,604,000   $1,467,000   $1,604,000
Reverse Repurchase
  Agreements                  $  127,695  $  275,205   $  127,695   $  275,205

DEPOSITS

Retail Deposits               $2,162,654  $1,780,648   $2,162,654   $1,780,648
Wholesale Deposits            $  419,389  $  516,059   $  419,389   $  516,059
                              ----------  ----------    ---------    ---------
                              $2,582,043  $2,296,707   $2,582,043   $2,296,707

Net Increase (Decrease)       $   73,035  $   67,714   $   29,036  $   127,956


AVERAGE INTEREST RATES

Yield on Loans                      6.22%       8.14%        6.44%       8.22%
Yield on Investments                3.14%       5.49%        2.55%       5.82%
Yield on Earning Assets             6.05%       8.00%        6.24%       8.10%
Cost of Deposits                    2.63%       4.76%        2.79%       4.85%
Cost of Borrowings                  4.49%       6.18%        4.59%       6.30%
Cost of Money                       3.35%       5.41%        3.52%       5.51%
Earnings Spread                     2.70%       2.59%        2.72%       2.59%
Effective Net Spread                2.85%       2.81%        2.89%       2.81%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 03/31/2002
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $1,970,470         50%
             Multi-family                   1,566,563         39%
             Commercial & Ind                 383,260         10%
             Construction                      32,042          1%
             Land                                 874          0%
                Total Real Estate Loans    $3,953,209        100%


             Single Family

             Without Prepayment Penalty    $1,676,720         85%
             With Prepayment Penalty          293,750         15%
                Total Single Family Loans  $1,970,470        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,441,957         86%
                       >10 Yrs         $234,763         14%
                       Total         $1,676,720        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<5.00%         $  4,320  $    524   $ 49,273  $   45,870    $  9,162  $  109,149    7.6%
5.00%-5.25%       5,408     1,593      3,016       3,127       2,020      15,164    1.1%
5.25%-5.50%      32,373     6,081     36,099      21,067       7,893     103,513    7.2%
5.50%-5.75%      69,242     9,070     71,838      49,088      39,629     238,867   16.6%
5.75%-6.00%      84,098     7,942     61,320      53,965      54,214     261,539   18.0%
6.00%-6.25%      46,570     5,790     41,184      29,020      39,506     162,070   11.2%
6.25%-6.50%      22,442     1,856     30,465      18,469      25,226      98,458    6.8%
6.50%-6.75%      15,087     2,383     24,325      26,809      23,229      91,833    6.4%
6.75%-7.00%      34,421     1,330     36,211      49,107      21,597     142,666    9.9%
7.00%-7.25%      10,208       812     20,583      26,606      34,002      92,211    6.4%
7.25%-7.50%       8,960     1,313     18,965      17,570      14,805      61,613    4.3%
7.50%-7.75%       7,218       527     10,965       2,763       6,168      27,641    1.9%
7.75%-8.00%       6,691       524      8,230       1,772       4,218      21,435    1.5%
8.00%-9.00%       5,693       518      4,646       2,724       1,021      14,602    1.0%
>9.00%            1,196         0          0           0           0       1,196    0.1%
       Total   $353,927  $ 40,263   $417,120  $  347,957    $282,690  $1,441,957  100.0%